UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2017, the Board of Directors of Hyperdynamics Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”) appointed Jason D. Davis as the Company’s Interim Chief Financial Officer, replacing Sergey Alekseev, who will  transition to the position of President of the Company’s subsidiary SCS Corporation Ltd., which holds the rights under the Company’s Hydrocarbon Production Sharing Contract to explore for hydrocarbons offshore the Republic of Guinea.

Jason D. Davis, 45, is rejoining the Company as Interim Chief Financial Officer and Corporate Secretary.   Mr. Davis first joined the Company in June 2009 as the Chief Financial Officer and subsequently held the position of Vice President of Finance and Treasurer from August 2010 to December 2014.  Mr. Davis is a licensed certified public accountant and has served in various financial positions for several companies, including as the Chief Financial Officer of CASA Exploration from May 2015 to May 2017, Assistant Controller at Isolagen, Inc. from March 2004 to August 2005, the Manager of SEC Reporting at Texas Genco, LLC from August 2005 to June 2006, and the Controller at Particle Drilling Technologies, Inc. from June 2006 to June 2009.  Mr. Davis also served as the interim Chief Financial Officer for Particle Drilling Technologies, Inc. from January 2009 to June 2009.  Mr. Davis began his career with Deloitte & Touche LLP after obtaining his BBA in Accountancy and Taxation from the University of Houston in 1997 until 2003.

Mr. Davis will receive a $275,000 base salary, subject to an annual review, and will be eligible to participate in our annual discretionary cash bonus program with a bonus target of 50% of base salary with a maximum of 100% of base salary. In addition, he will be granted stock options under our 2010 Equity Incentive Plan to purchase 40,000 shares of our common stock, with an exercise price $1.64 per share, vesting as to 20,000 shares on December 31, 2017, and as to the remaining 20,000 shares on June 6, 2018.  Mr. Davis will also be eligible to participate in the Company’s other employee benefits arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: June 12, 2017	By:	/s/ Raymond C. Leonard
	Name:	Raymond C. Leonard
	Title:	Chief Executive Officer